Exhibit 10.12

REPÚBLICA ORIENTAL DEL URUGUAY (ORIENTAL REPUBLIC OF URUGUAY)

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NOTARIZED PAPER

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Fq No. 816441-816442-816443-816444-816445-816446

FEDERICO SUSENA BERTULLO, NOTARY PUBLIC – 12283/2

No. 3. PURCHASE AGREEMENT EXECUTED BY CITRICOLA SALTEÑA S.A. AND CAMPOSOL URUGUAY S.R.L. In the city of Montevideo, on January twenty-fifth, two thousand nineteen, before me, Federico Susena, Notary Public, there appeared: Eduardo Caputto Frescuelo, of legal age, holder of identity card number 1.376.383-9, with the same domicile for these purposes as his principal, in his capacity as Chairman of the Board of Directors, and acting in the name and on behalf of CITRÍCOLA SALTEÑA SOCIEDAD ANÓNIMA, a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 160009690018, with principal place of business for these purposes at calle Esteban Elena No. 6527 of this city (hereinafter, the “Seller”), AS PARTY OF THE FIRST PART; and Alejandro Leoncio Arrieta Pongo, holder of Peruvian passport number 116591937, of legal age, with the same domicile for these purposes as his principal, in his capacity as agent, and acting in the name and on behalf of CAMPOSOL URUGUAY S.R.L., a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 218187200012, with principal place of business for these purposes at Plaza Independencia No. 811, Planta Baja of this city (hereinafter, the “Buyer”), AS PARTY OF THE SECOND PART. For registration purposes in my Notarial Record Book, they attest that: ONE: Subject-Matter. Citrícola Salteña Sociedad Anónima hereby sells, completely free of any obligations, liens, encumbrances of any nature, expropriations and occupants, under any title, to Camposol Uruguay S.R.L., who, under these terms and conditions, acquires the ownership and possession of the following real property: one parcel of land with buildings, fences, trees, plantations and other improvements attached thereto, located at the eleventh cadastral section of the Department of Salto, rural area, registered under number nine thousand three hundred and thirty (9,330), which, according to surveyor Álvaro Gustavo Franco’s plan dated March 1995, registered in the National Land Registry Office, Salto Departmental Registry Office under number 8,580 on April 4, 1995, is identified as parcel “B”, has a surface area of eight hundred and thirty-seven hectares five thousand one hundred and fifty-five meters (837 hectares 5,155 meters), and is bounded as follows: to the Southeast, a broken line composed of eight straight sections measuring: 44.57 meters, 44.81 meters, 24.37 meters, 1,147.04 meters, 1,134.28 meters, 544.84 meters, 1,289.47 meters and 180 meters, all of them facing Camino Departamental (formerly Ruta número 3); to the Southwest, a broken line composed of three straight sections measuring: 639.07 meters, 1,919.19 meters and 1,321.14 meters, all of them bordering on plot 9,279; to the Northwest, 976.44 meters bordering on parcel A of the same plan; and to the Northeast, Lago de Salto Grande. This parcel is subject to a 10-meter wide right-of-way on the Southwest side, which provides an exit to parcel “A” of the same plan to Camino Departamental (formerly Ruta número 3) (hereinafter, the “Real Property”). TWO: Price. The price of this sale and purchase amounts to fifteen million eight hundred thousand United States dollars (USD 15,800,000), which is divided into the following amounts: (I) the sum of nine million two hundred sixty-three thousand United States dollars (USD 9,263,000) that the Buyer paid to the Seller concurrently with the execution of the promise to buy and sell described in Section Six hereof, through the wire transfers of funds stated below, which were made from savings account number 1900686452 held at the Banco de la República Oriental del Uruguay: (i) a wire transfer of funds in the amount of eight million five hundred thousand United States dollars (USD 8,500,000) to “Sundry” account number 174/429285-3 held at the Banco de la República Oriental del Uruguay in the name of the Seller; (ii) a wire transfer of funds in the amount of seven hundred and six thousand United States dollars (USD 706,000) to savings account number 151/120927-1 held at the Banco de la República Oriental del Uruguay in the name of the Seller; and (iii) a wire transfer of funds in the amount of fifty-seven thousand United States dollars (USD 57,000) to checking account number 152/5090-7 held at the Banco de la República Oriental del Uruguay in the name of Nolir S.A.; (II) the sum of five million and thirty-seven thousand United States dollars (USD 5,037,000) that the Buyer paid concurrently with the promise to buy and sell referred to in item I) above to the Seller, by means of endorsement and delivery of the following crossed bills of exchange issued by Banco Itaú Uruguay S.A. in the name of the Buyer: (i) in the amount of three million four hundred and fifty-seven thousand United States dollars (USD 3,457,000), series 02, number 228831, dated April 9, 2018; and (ii) in the amount of one million five hundred and thirty thousand United

States dollars (USD 1,530,000), series 02, number 228826, dated April 9, 2018; and (iii) in the amount of fifty thousand United States dollars (USD 50,000), series 02, number 228828, dated April 9, 2018; and (III) the sum of one million five hundred thousand United States dollars (USD 1,500,000), which the Buyer herein pays to the Seller, by means of endorsement and delivery of a crossed bill of exchange issued by Banco Itaú Uruguay S.A. in the name of the Buyer, series 02, number 239688, dated January 25, 2019. Given that the purchase price is fully covered, the Seller grants the Buyer a letter of payment for the total price agreed. THREE: Traditio. As proof of the physical transfer of property (traditio), the Seller confirms that the Buyer has acquired and already taken possession of the Real Property. FOUR: Warranty of Title. The Seller is obliged to provide warranty of title in all cases and under all circumstances. FIVE: Representations. 5.1. The Seller represents that: a) this sale is made free of any liens, restraints, repossession claims, encumbrances or any other circumstance affecting the Real Property and/or its current or previous owners, with the existing improvements paid for; b) under oath, it makes contributions to the Banco de Previsión Social [Social Security Bank], that the special certificate issued by the aforementioned body to be verified is in force as of this date, and that no taxable works, alterations or demolitions were executed on the Real Property after the issuance thereof; and c) it is subject to the Property Tax and is up to date on the payment of such tax. 5.2. Both parties represent that after the issuance of the certificates of receipt issued by the Banco Central del Uruguay [Central Bank of Uruguay] to be verified, they have not been notified of any changes in their beneficial owners by their shareholders/partners, respectively. SIX: Promise to Buy and Sell. This purchase agreement is executed in compliance with the promise to buy and sell authorized by Notary Public Federico Susena on April 11, 2018, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on April 16, 2018 under number 878. Moreover, I, the undersigned Authorizing Party, hereby state that: A) Knowledge. I know the appearing parties. B) Personal Information. I) (i) Citrícola Salteña Sociedad Anónima is a legal entity validly existing and in good standing, organized by minutes dated April 28, 1972 and amended on August 10, 1972, duly approved by the Civil Court of First Instance No. 12 on December 28, 1972, registered in the Public and General Registry of Commerce under number 12, page 38 of Book 2, and published in the Official Gazette of February 22, 1973 and in “El Heraldo Capitalino” of January 31, 1973. Its

subsequent amendments were duly approved, registered and published. ii) As provided for in its bylaws, the Company shall be represented by the President or any Vice-President interchangeably or by any two directors acting jointly. iii) By Regular Meeting of Shareholders held on April 27, 2015, Eduardo Caputto Frescuelo was appointed Chairman of the Board of Directors, there being no subsequent minutes that modify his appointment. As provided for in Law No. 17,904, Section 13, the Company notified such appointment to the Registry of Legal Entities, Commerce Section, by document registered on May 19, 2015 under registration number 104,269. iv) The Company’s Special Meeting of Shareholders held on March 14, 2018 resolved to approve the execution hereof. v) The Company made the notice provided for by Law No. 19,484, according to the certificate of receipt issued by the Banco Central del Uruguay on June 26, 2018, identified by ordinal number 2293306, and the Company’s representative stated that, after the issuance thereof, he has not been notified of any changes in the beneficial owners by its shareholders. vii) The owners of one hundred percent of the shares of Citrícola Salteña Sociedad Anónima are individuals. II) (i) Camposol Uruguay S.R.L is a legal entity validly existing and in good standing, organized pursuant to Law No. 16,060, by private document executed on January 26, 2018 in the City of Lima, Peru, the signatures of which were certified by Notary Public Alfredo Zambrano Rodríguez on the same date, duly apostilled and notarized by Notary Public Soledad Echevarría in Montevideo on February 15, 2018, registered in the Registry of Legal Entities, Commerce Section, on February 16, 2018 under number 1,713, and published in the Official Gazette and in “El Redactor” on March 16, 2018. ii) Alejandro Leoncio Arrieta Pongo represents the Buyer as per Special Power-of-Attorney authorized on April 9, 2018 by Notary Public María Fernanda González, which contains sufficient powers to execute this document and is in force as of this date. iii) The Company made the notice provided for in Law No. 19,484, according to the certificate of receipt issued by the Banco Central del Uruguay on June 25, 2018, identified by ordinal number 2285282, and the Company’s representative stated that, after the issuance thereof, he has not been notified of any changes in the beneficial owners by its partners. C) Origin. (i) By deed authorized on May 25, 2005 by Notary Public Guillermo Pérez del Castillo, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on June 7, 2005, under number 1,102, Palgar S.A. transferred the Real Property under a purchase and sale title and in the form of traditio to

Coraler Sociedad Anónima. (ii) As it appears from the merger agreement dated November 30, 2008, Citrícola Salteña S.A. merged–without being wound up–with Coraler S.A. As a result, Coraler S.A. was absorbed by Citrícola Salteña S.A. with all its assets, and transferred to Citrícola Salteña S.A. all its rights and obligations, including the ownership of the Real Property, being subject to dissolution without being wound up. This merger was duly approved by the Nation’s Internal Audit Office and registered in the Registry of Legal Entities, Commerce Section. As provided for in Law No. 16,060, Section 122, the transfer of the Real Property to Citrícola Salteña S.A. as a result of the aforementioned merger was notified to and registered in the Real Estate Section of the Property Registry of Salto under number 1,287 on May 24, 2013, by affidavit authorized by Notary Public Gustavo Russo on May 23, 2013. D) Real Estate Tax. The Real Property is up to date on the payment of the Real Estate Tax. E) Instituto Nacional de Colonización [National Colonization Institute]: I have sighted: i) the certificate issued by the Instituto Nacional de Colonización on March 15, 2018, from which it appears that the Real Property is exempted from Law No. 11,029 as worded by Law No. 18,187 and Law No. 18,756, as regulated; ii) the certificate issued by the Instituto

Nacional de Colonización on March 6, 2018, from which it appears that the Real Property was offered to this entity for sale as provided for in Law No. 11,029, and its amending and related provisions, and it did not manifest any interest. F) Special Certificate issued by the Banco Previsión. I have sighted special certificate number 796696 issued on December 24, 2018 by the Banco de Previsión Social, which certifies that Citrícola Salteña S.A. has no debts of any kind with said entity and authorizes the sale of the Real Property, and which, as stated by the Seller in this deed, is in force as of this date. G) Property Tax. I have sighted the December 2017 Property Tax return filed by the Seller, issued under number 3874/4221157 in the name of Citrícola Salteña S.A. and filed with the General Tax Bureau on April 17, 2018, and the appropriate payment receipts. I) State Sanitary Works - Certificate of Sanitation and No Debt. I have sighted the certificates issued by the State Sanitary Works Administration on December 10, 2018, which certify that the Real Property has no outstanding debts for the cost of sewage and/or water networks (Decree-Law No. 14,497), and is not required to connect to the public sewage network as provided for in Law No. 18,840. I) Authorization by the Executive Branch – Law No. 18,092. I have sighted the decision issued by the Ministry of

Livestock, Agriculture and Fisheries dated November 26, 2018, from which it appears that Camposol Uruguay S.R.L. obtained the authorization from the Executive Branch to own and utilize, among others, the Real Property, in accordance with Law No. 18,092, as amended. J) Exemption from payment of the Property Transfer Tax. This purchase and sale transaction is exempted from the payment of the Property Transfer Tax, as this tax was paid at the time of execution of the promise to buy and sell mentioned in Section Six hereof, according to tax return number 18716 filed with the General Tax Bureau on April 26, 2018 and the appropriate payment receipt number 372 dated April 18, 2018. K) Decree No. 355/2010. Pursuant to the provisions of Decree No. 355/2010, I hereby certify that I have executed this document by applying the appropriate due diligence measures. L) Real Value. The Real Property has a real value of 18,005,746 Uruguayan pesos. M) Dollar Value. The buy quote for one dollar is 31.89 Uruguayan pesos. N) Reading and granting. After due reading hereof by the undersigned, the parties hereto executed and signed this document. O) Reference. This deed immediately follows purchase agreement deed number 2, executed on January 24, from page 10 to the reverse side of page 24. Eduardo Caputto Frescuelo. Alejandro Leoncio Arrieta Pongo. Initials. Federico Susena.

THIS IS THE FIRST COPY that I have notarized of the preliminary deed that I authorized on six sheets of notarized paper, Fp series, numbers 363685 to 363690, of which I am issuing this sole first copy. IN WITNESS WHEREOF and for the Buyer, I hereby issue this deed on six sheets of notarized paper, Fq series, numbers 816441 to 816446, whereupon I have hereunto set my hand, initials and seal in Montevideo, on the twenty-fifth day of January, two thousand nineteen.

/s/ Federico Susena Bertullo

Federico Susena Bertullo

Notary Public

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